UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 12, 2013

Spirit Realty Capital, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-32386	20-0175773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16767 North Perimeter Drive, Suite 210, Scottsdale, Arizona 85260

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (480) 606-0820

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

Spirit Realty Capital, Inc. (the “Company”) held a Special Meeting of Stockholders on June 12, 2013 (the “Special Meeting”). As of March 27, 2013, the record date for the Special Meeting, there were 84,833,181 common shares issued and outstanding and entitled to vote at the Special Meeting.

Proxies for the Special Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Set forth below are the voting results for the proposals considered and voted upon at the Special Meeting, all of which were described in the definitive Joint Proxy Statement/Prospectus, filed by Cole Credit Property Trust II, Inc. (“CCPT II”), with the Securities and Exchange Commission (the “SEC”) on April 2, 2013, as amended by the Supplement to Joint Proxy Statement/Prospectus, filed with the SEC on May 10, 2013 and as further amended by the Supplement to Joint Proxy Statement/Prospectus, filed with the SEC on June 4, 2013:

The Company’s stockholders approved the merger of the Company (the “Merger”) with and into CCPT II pursuant to the Agreement and Plan of Merger, dated as of January 22, 2013, as amended by the First Amendment to Agreement and Plan of Merger, dated as of May 8, 2013 (the “Merger Agreement”), by and among the Company, CCPT II, Cole Operating Partnership II, LP, and Spirit Realty, L.P., and the other transactions contemplated by the Merger Agreement by the following vote:

For	Against	Abstain	Broker Non-Votes
70,589,875	2,458,709	322,561	—

Because the holders of a majority of the outstanding shares approved the proposal to approve the Merger and the other transactions contemplated by the Merger Agreement, the vote to approve the adjournment of the Special Meeting if there had not been sufficient votes to approve the Merger was not called.

No other proposals were submitted to a vote of the Company’s stockholders.

Item 7.01 Regulation FD Disclosure.

On June 12, 2013, the Company issued a press release, attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference, announcing that stockholders of the Company have approved the Merger.

The information contained in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished to the SEC and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward Looking Statements

Certain statements contained in this Current Report on Form 8-K, including the attached Exhibit 99.1, other than historical facts, may be considered forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including statements regarding the Merger and the ability to consummate the Merger. The Company intends for all such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable. Such statements include, in particular, statements about the Company’s plans, strategies, and prospects and are subject to certain risks and uncertainties, as well as known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of the Company’s performance in future periods. Such forward-looking statements can generally be identified by the Company’s use of forward-looking terminology such as “may,” “will,” “would,” “could,” “should,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this report is filed with the SEC. The Company makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements contained in this Current Report on Form 8-K, and the Company does not intend, and undertakes no obligation, to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No	Description

99.1	Press release issued by Spirit Realty Capital, Inc. on June 12, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2013	SPIRIT REALTY CAPITAL, INC.

	By:	/s/ Michael A. Bender
	Name:	Michael A. Bender
	Title:	Chief Financial Officer, Senior Vice President, Assistant Secretary and Treasurer

EXHIBIT INDEX

Exhibit No	Description

99.1	Press release issued by Spirit Realty Capital, Inc. on June 12, 2013.